UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21861

AMERICAN CENTURY GROWTH FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2023

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

July 31, 2023

Focused Dynamic Growth Fund
Investor Class (ACFOX)
I Class (ACFSX)
A Class (ACFDX)
R Class (ACFCX)
R6 Class (ACFNX)
G Class (ACFGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Rallied Despite Ongoing Challenges

After delivering modest gains early in the fiscal year, global stocks—most notably U.S. stocks—rallied through the first seven months of 2023. This bounce back, which occurred despite ongoing volatility and rising interest rates, led to strong 12-month performance for most broad stock indices. Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign largely fueled the optimism.

Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise rates through period-end.

In June, the Fed bucked the trend of developed markets central banks and paused after 10 consecutive rate hikes. But the break was short-lived. The central bank resumed its tightening campaign in July, raising rates another quarter point to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their tightening options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 21% for the seven months ended July 31, 2023. For the 12-month period, the S&P 500 Index returned 13%. Global and style-focused stock index returns were even stronger. Meanwhile, amid high inflation and central bank tightening, government bond yields surged, and global and U.S. bond returns declined for the period.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of July 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACFOX	13.25%	12.89%	14.11%	—	5/31/06
Russell 1000 Growth Index	—	17.31%	15.22%	15.52%	—	—
I Class	ACFSX	13.47%	13.11%	14.33%	—	5/31/06
A Class	ACFDX					5/31/06
No sales charge		12.97%	12.61%	13.82%	—
With sales charge		6.48%	11.29%	13.15%	—
R Class	ACFCX	12.69%	12.33%	13.54%	—	5/31/06
R6 Class	ACFNX	13.66%	13.28%	—	18.18%	12/1/16
G Class	ACFGX	14.22%	—	—	14.43%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to June 15, 2020, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2023
Investor Class — $37,427

Russell 1000 Growth Index — $42,362

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	R Class	R6 Class	G Class
0.86%	0.66%	1.11%	1.36%	0.51%	0.51%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Henry He

Portfolio manager Prabha Ram left American Century Investments in September 2022.

Performance Summary

Focused Dynamic Growth returned 13.25%* for the 12 months ended July 31, 2023, versus the 17.31% return of its benchmark, the Russell 1000 Growth Index. The fund’s return reflects operating expenses, while the index’s return does not.

U.S. stocks rose over the past 12 months. After falling sharply the second half of 2022 due to rising inflation, the Federal Reserve’s interest rate increases and the ongoing war in Ukraine, stocks staged a strong rebound the first six months of 2023 as inflation eased and concerns about a possible recession eased.The fund’s investment strategy features a concentrated portfolio of comparatively early and rapid-stage companies we believe have the potential to sustain above-average growth rates. That focus on a relatively small number of high-growth, early stage companies led to underperformance relative to the benchmark during the fiscal year.

Consumer Discretionary Stocks Detracted From Relative Performance

Stock choices in the sector weighed on performance. Tesla was a significant detractor, largely due to a poor second half of 2022. The electric vehicle maker’s stock fell on concerns about softening demand, and a solid rebound in 2023 could not overcome the earlier weakness. Similarly, online retailer Amazon faltered on macroeconomic weakness, and a rally later in the reporting period was insufficient to help Amazon’s relative performance.

Stock selection in information technology also detracted. Okta’s stock fell even though the cybersecurity firm reported better-than-expected revenues and earnings. We would attribute the stock’s decline largely to disappointing forward guidance. Keysight Technologies’ stock fell after the leader in electronic design, testing and measurement solutions for a range of uses, including communications, aerospace and defense and automotive, offered disappointing guidance due to macroeconomic weakness.

Health Care Benefited Performance

Stock selection in the health care sector was a top contributor, led by Intuitive Surgical. This innovative medical device company’s stock rose as the maker of robotic surgical systems benefited from much better-than-expected procedure growth using its da Vinci system. Netherlands-based argenx outperformed as the biotechnology company received good news when a new version of Vyvgart, which treats generalized myasthenia gravis, a rare neurological disorder, was approved in a subcutaneous form. Additionally, its Vyvgart Hytrulo was shown to be effective with another rare neurological disorder. Our lack of exposure to benchmark component UnitedHealth Group was helpful. The stock of the world’s largest private health insurer fell due to lower proposed 2024 rates for Medicare Advantage plans.

Elsewhere, chipmaker NVIDIA was a top contributor. NVIDIA’s growth is being driven by demand for the semiconductors and computing power required for artificial intelligence applications.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Fund Characteristics

JULY 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Short-Term Investments	0.4%
Other Assets and Liabilities	(0.1)%

Top Five Industries	% of net assets
Software	13.5%
Semiconductors and Semiconductor Equipment	9.6%
Biotechnology	9.5%
Interactive Media and Services	8.8%
Broadline Retail	8.1%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2023 to July 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/23	Ending Account Value 7/31/23	Expenses Paid During Period(1) 2/1/23 - 7/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,184.90	$4.60	0.85%
I Class	$1,000	$1,186.10	$3.52	0.65%
A Class	$1,000	$1,183.70	$5.96	1.10%
R Class	$1,000	$1,182.20	$7.30	1.35%
R6 Class	$1,000	$1,187.00	$2.71	0.50%
G Class	$1,000	$1,190.10	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,020.58	$4.26	0.85%
I Class	$1,000	$1,021.57	$3.26	0.65%
A Class	$1,000	$1,019.34	$5.51	1.10%
R Class	$1,000	$1,018.10	$6.76	1.35%
R6 Class	$1,000	$1,022.32	$2.51	0.50%
G Class	$1,000	$1,024.80	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

Schedule of Investments

JULY 31, 2023

	Shares	Value
COMMON STOCKS — 99.7%
Aerospace and Defense — 1.1%
Rocket Lab USA, Inc.(1)(2)	2,710,222	$19,974,336
Automobiles — 7.2%
Tesla, Inc.(1)	482,569	129,053,428
Beverages — 4.8%
Boston Beer Co., Inc., Class A(1)	36,028	13,382,240
Constellation Brands, Inc., Class A	264,807	72,239,350
		85,621,590
Biotechnology — 9.5%
Alnylam Pharmaceuticals, Inc.(1)	212,958	41,611,993
Argenx SE, ADR(1)	77,490	39,092,155
Ascendis Pharma A/S, ADR(1)	139,181	12,547,167
Blueprint Medicines Corp.(1)	170,301	11,239,866
Regeneron Pharmaceuticals, Inc.(1)	86,956	64,513,526
		169,004,707
Broadline Retail — 8.1%
Amazon.com, Inc.(1)	1,080,064	144,382,956
Capital Markets — 1.5%
Intercontinental Exchange, Inc.	87,225	10,013,430
S&P Global, Inc.	44,349	17,496,124
		27,509,554
Electronic Equipment, Instruments and Components — 3.5%
Cognex Corp.	328,566	17,946,275
Keysight Technologies, Inc.(1)	274,958	44,290,235
		62,236,510
Energy Equipment and Services — 1.8%
Cactus, Inc., Class A	614,639	31,211,368
Entertainment — 2.4%
Netflix, Inc.(1)	97,391	42,751,727
Financial Services — 7.5%
Block, Inc.(1)	379,107	30,529,486
Mastercard, Inc., Class A	131,671	51,915,242
Visa, Inc., Class A	219,438	52,166,996
		134,611,724
Health Care Equipment and Supplies — 3.7%
Intuitive Surgical, Inc.(1)	184,966	60,002,970
Silk Road Medical, Inc.(1)	248,665	5,679,509
		65,682,479
Hotels, Restaurants and Leisure — 3.4%
Chipotle Mexican Grill, Inc.(1)	30,601	60,047,730
Interactive Media and Services — 8.8%
Alphabet, Inc., Class C(1)	1,176,740	156,635,861
IT Services — 2.7%
Okta, Inc.(1)	626,608	48,161,091
Machinery — 4.0%
FANUC Corp.	1,098,000	33,590,477
Westinghouse Air Brake Technologies Corp.	318,382	37,709,164
		71,299,641

	Shares	Value
Professional Services — 4.0%
Paylocity Holding Corp.(1)	248,447	$56,360,202
Verisk Analytics, Inc.	65,524	15,001,065
		71,361,267
Semiconductors and Semiconductor Equipment — 9.6%
Monolithic Power Systems, Inc.	61,167	34,222,325
NVIDIA Corp.	294,482	137,608,494
		171,830,819
Software — 13.5%
Bills Holdings, Inc.(1)	280,038	35,099,963
Cadence Design Systems, Inc.(1)	153,482	35,916,323
DocuSign, Inc.(1)	498,877	26,849,560
HubSpot, Inc.(1)	72,040	41,822,822
Microsoft Corp.	125,590	42,188,193
Salesforce, Inc.(1)	260,732	58,667,307
		240,544,168
Textiles, Apparel and Luxury Goods — 2.6%
NIKE, Inc., Class B	416,089	45,932,065
TOTAL COMMON STOCKS (Cost $1,245,926,121)		1,777,853,021
SHORT-TERM INVESTMENTS — 0.4%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	10,647	10,647
State Street Navigator Securities Lending Government Money Market Portfolio(3)	107,733	107,733
		118,380
Repurchase Agreements — 0.4%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 4.50%, 8/15/39 - 2/15/51, valued at $1,354,237), in a joint trading account at 5.27%, dated 7/31/23, due 8/1/23 (Delivery value $1,325,517)		1,325,323
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.125%, 1/15/33, valued at $6,147,566), at 5.28%, dated 7/31/23, due 8/1/23 (Delivery value $6,027,884)		6,027,000
		7,352,323
TOTAL SHORT-TERM INVESTMENTS (Cost $7,470,703)		7,470,703
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $1,253,396,824)		1,785,323,724
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,732,317)
TOTAL NET ASSETS — 100.0%		$1,783,591,407

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $3,622,053. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $3,572,916, which includes securities collateral of $3,465,183.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JULY 31, 2023
Assets
Investment securities, at value (cost of $1,253,289,091) — including $3,622,053 of securities on loan	$1,785,215,991
Investment made with cash collateral received for securities on loan, at value (cost of $107,733)	107,733
Total investment securities, at value (cost of $1,253,396,824)	1,785,323,724
Receivable for capital shares sold	656,791
Dividends and interest receivable	117,844
Securities lending receivable	2,348
1,786,100,707

Liabilities
Payable for collateral received for securities on loan	107,733
Payable for capital shares redeemed	1,579,550
Accrued management fees	812,405
Distribution and service fees payable	9,612
2,509,300

Net Assets	$1,783,591,407

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,449,276,333
Distributable earnings (loss)	334,315,074
$1,783,591,407

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$735,198,607	15,608,223	$47.10
I Class, $0.01 Par Value	$467,874,973	9,775,712	$47.86
A Class, $0.01 Par Value	$15,948,454	346,204	$46.07
R Class, $0.01 Par Value	$15,475,734	343,642	$45.03
R6 Class, $0.01 Par Value	$45,777,822	935,328	$48.94
G Class, $0.01 Par Value	$503,315,817	10,059,809	$50.03
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $48.88 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class.

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JULY 31, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $68,871)	$5,595,383
Interest	777,652
Securities lending, net	3,711
6,376,746

Expenses:
Management fees	10,701,838
Service fees:
A Class	34,303
R Class	61,414
Directors' fees and expenses	49,730
Other expenses	89,291
10,936,576
Fees waived - G Class	(2,213,082)
8,723,494

Net investment income (loss)	(2,346,748)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(25,940,634)
Foreign currency translation transactions	3,063
(25,937,571)

Change in net unrealized appreciation (depreciation) on:
Investments	242,885,036
Translation of assets and liabilities in foreign currencies	(2,779)
242,882,257

Net realized and unrealized gain (loss)	216,944,686

Net Increase (Decrease) in Net Assets Resulting from Operations	$214,597,938

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2023 AND JULY 31, 2022
Increase (Decrease) in Net Assets	July 31, 2023	July 31, 2022
Operations
Net investment income (loss)	$(2,346,748)	$(7,625,346)
Net realized gain (loss)	(25,937,571)	(154,154,844)
Change in net unrealized appreciation (depreciation)	242,882,257	(568,898,272)
Net increase (decrease) in net assets resulting from operations	214,597,938	(730,678,462)

Distributions to Shareholders
From earnings:
Investor Class	—	(31,507,033)
I Class	—	(17,567,092)
A Class	—	(548,377)
R Class	—	(378,862)
R6 Class	—	(1,120,998)
G Class	—	(11,387,272)
Decrease in net assets from distributions	—	(62,509,634)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(111,114,977)	(252,656,179)

Net increase (decrease) in net assets	103,482,961	(1,045,844,275)

Net Assets
Beginning of period	1,680,108,446	2,725,952,721
End of period	$1,783,591,407	$1,680,108,446

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2023

1. Organization

American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Dynamic Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, R Class, R6 Class and G Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$107,733	—	—	—	$107,733
Gross amount of recognized liabilities for securities lending transactions					$107,733
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 17% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended July 31, 2023 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.80% to 0.85%	0.85%
I Class	0.60% to 0.65%	0.65%
A Class	0.80% to 0.85%	0.85%
R Class	0.80% to 0.85%	0.85%
R6 Class	0.45% to 0.50%	0.50%
G Class	0.45% to 0.50%	0.00%(1)
(1)Effective annual management fee before waiver was 0.50%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended July 31, 2023 were $260,173,244 and $356,646,425, respectively.

5. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

	Year ended July 31, 2023		Year ended July 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,321,960	$94,426,088	4,310,874	$231,990,735
Issued in reinvestment of distributions	—	—	545,087	30,846,490
Redeemed	(4,408,964)	(174,595,201)	(10,028,007)	(501,198,588)
	(2,087,004)	(80,169,113)	(5,172,046)	(238,361,363)
I Class
Sold	6,173,054	247,645,732	6,342,968	326,601,359
Issued in reinvestment of distributions	—	—	299,992	17,192,549
Redeemed	(6,381,979)	(257,052,180)	(9,317,909)	(465,151,085)
	(208,925)	(9,406,448)	(2,674,949)	(121,357,177)
A Class
Sold	77,291	3,054,813	139,747	6,920,284
Issued in reinvestment of distributions	—	—	9,739	541,224
Redeemed	(95,017)	(3,613,748)	(155,371)	(7,044,923)
	(17,726)	(558,935)	(5,885)	416,585
R Class
Sold	123,366	4,679,906	114,536	5,612,179
Issued in reinvestment of distributions	—	—	6,946	378,862
Redeemed	(70,858)	(2,697,710)	(93,467)	(4,631,725)
	52,508	1,982,196	28,015	1,359,316
R6 Class
Sold	384,022	16,062,509	559,433	30,034,184
Issued in reinvestment of distributions	—	—	19,145	1,119,236
Redeemed	(418,234)	(17,074,173)	(244,072)	(12,904,544)
	(34,212)	(1,011,664)	334,506	18,248,876
G Class
Sold	1,825,049	72,292,039	2,654,901	131,464,351
Issued in reinvestment of distributions	—	—	192,125	11,387,272
Redeemed	(2,148,288)	(94,243,052)	(943,689)	(55,814,039)
	(323,239)	(21,951,013)	1,903,337	87,037,584
Net increase (decrease)	(2,618,598)	$(111,114,977)	(5,587,022)	$(252,656,179)

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,744,262,544	$33,590,477	—
Short-Term Investments	118,380	7,352,323	—
	$1,744,380,924	$40,942,800	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

8. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2023 and July 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	—	$33,199,382
Long-term capital gains	—	$29,310,252

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,255,529,622
Gross tax appreciation of investments	$585,475,542
Gross tax depreciation of investments	(55,681,440)
Net tax appreciation (depreciation) of investments	529,794,102
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(2,779)
Net tax appreciation (depreciation)	$529,791,323
Undistributed ordinary income	—
Accumulated short-term capital losses	$(131,717,160)
Accumulated long-term capital losses	$(61,920,958)
Late-year ordinary loss deferral	$(1,838,131)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$41.59	(0.18)	5.69	5.51	—	$47.10	13.25%	0.86%	0.86%	(0.45)%	(0.45)%	17%	$735,199
2022	$59.53	(0.30)	(16.25)	(16.55)	(1.39)	$41.59	(28.42)%	0.86%	0.86%	(0.58)%	(0.58)%	23%	$735,963
2021	$44.02	(0.31)	16.15	15.84	(0.33)	$59.53	36.09%	0.84%	1.01%	(0.58)%	(0.75)%	12%	$1,361,233
2020	$29.60	(0.21)	14.63	14.42	—	$44.02	48.72%	0.85%	1.02%	(0.62)%	(0.79)%	27%	$642,987
2019	$26.49	(0.14)	3.25	3.11	—	$29.60	11.74%	0.89%	1.02%	(0.52)%	(0.65)%	23%	$160,079
I Class
2023	$42.18	(0.10)	5.78	5.68	—	$47.86	13.47%	0.66%	0.66%	(0.25)%	(0.25)%	17%	$467,875
2022	$60.22	(0.20)	(16.45)	(16.65)	(1.39)	$42.18	(28.26)%	0.66%	0.66%	(0.38)%	(0.38)%	23%	$421,105
2021	$44.44	(0.21)	16.32	16.11	(0.33)	$60.22	36.35%	0.64%	0.81%	(0.38)%	(0.55)%	12%	$762,419
2020	$29.83	(0.16)	14.77	14.61	—	$44.44	48.98%	0.65%	0.82%	(0.42)%	(0.59)%	27%	$290,523
2019	$26.64	(0.09)	3.28	3.19	—	$29.83	11.97%	0.69%	0.82%	(0.32)%	(0.45)%	23%	$32,275

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2023	$40.78	(0.27)	5.56	5.29	—	$46.07	12.97%	1.11%	1.11%	(0.70)%	(0.70)%	17%	$15,948
2022	$58.54	(0.41)	(15.96)	(16.37)	(1.39)	$40.78	(28.58)%	1.11%	1.11%	(0.83)%	(0.83)%	23%	$14,840
2021	$43.39	(0.46)	15.94	15.48	(0.33)	$58.54	35.76%	1.09%	1.26%	(0.83)%	(1.00)%	12%	$21,648
2020	$29.26	(0.30)	14.43	14.13	—	$43.39	48.29%	1.10%	1.27%	(0.87)%	(1.04)%	27%	$7,430
2019	$26.24	(0.21)	3.23	3.02	—	$29.26	11.51%	1.14%	1.27%	(0.77)%	(0.90)%	23%	$1,202
R Class
2023	$39.96	(0.36)	5.43	5.07	—	$45.03	12.69%	1.36%	1.36%	(0.95)%	(0.95)%	17%	$15,476
2022	$57.53	(0.53)	(15.65)	(16.18)	(1.39)	$39.96	(28.77)%	1.36%	1.36%	(1.08)%	(1.08)%	23%	$11,634
2021	$42.76	(0.56)	15.66	15.10	(0.33)	$57.53	35.42%	1.34%	1.51%	(1.08)%	(1.25)%	12%	$15,138
2020	$28.90	(0.36)	14.22	13.86	—	$42.76	47.96%	1.35%	1.52%	(1.12)%	(1.29)%	27%	$6,399
2019	$25.99	(0.27)	3.18	2.91	—	$28.90	11.20%	1.39%	1.52%	(1.02)%	(1.15)%	23%	$2,192
R6 Class
2023	$43.06	(0.04)	5.92	5.88	—	$48.94	13.66%	0.51%	0.51%	(0.10)%	(0.10)%	17%	$45,778
2022	$61.37	(0.12)	(16.80)	(16.92)	(1.39)	$43.06	(28.17)%	0.51%	0.51%	(0.23)%	(0.23)%	23%	$41,752
2021	$45.22	(0.18)	16.66	16.48	(0.33)	$61.37	36.55%	0.49%	0.66%	(0.23)%	(0.40)%	12%	$38,973
2020	$30.30	(0.07)	14.99	14.92	—	$45.22	49.24%	0.50%	0.67%	(0.27)%	(0.44)%	27%	$438
2019	$27.02	(0.05)	3.33	3.28	—	$30.30	12.14%	0.54%	0.67%	(0.17)%	(0.30)%	23%	$8,072

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2023	$43.80	0.17	6.06	6.23	—	$50.03	14.22%	0.01%	0.51%	0.40%	(0.10)%	17%	$503,316
2022	$62.09	0.14	(17.04)	(16.90)	(1.39)	$43.80	(27.80)%	0.01%	0.51%	0.27%	(0.23)%	23%	$454,815
2021	$45.52	0.14	16.76	16.90	(0.33)	$62.09	37.23%	0.00%(3)	0.66%	0.26%	(0.40)%	12%	$526,543
2020	$30.35	0.08	15.09	15.17	—	$45.52	49.98%	0.00%(3)	0.67%	0.23%	(0.44)%	27%	$438,327
2019(4)	$28.72	0.02	1.61	1.63	—	$30.35	5.68%	0.00%(3)(5)	0.67%(5)	0.16%(5)	(0.51)%(5)	23%(6)	$88

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.
(4)April 1, 2019 (commencement of sale) through July 31, 2019.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2019.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Growth Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Dynamic Growth Fund (the “Fund”), the fund comprising the American Century Growth Funds, Inc., as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Focused Dynamic Growth Fund of the American Century Growth Funds, Inc. as of July 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
September 18, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	116	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	148	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 28, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider over time.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor's other investment management clients.

The Board held two meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the five- and ten-year periods, and below its benchmark for the one- and three-year periods reviewed by the Board. In relation to industry peers, the Fund was above the median of its peer performance universe as identified by a third-party service provider for the five- and ten-year periods, and below the median for the one- and three-year periods. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow. Assets of various classes of the same Fund or similarly-managed products are combined with the assets of the Fund to help achieve those breakpoints.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees,

costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Growth Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$828,522,589	$24,926,395
Chris H. Cheesman	$827,003,949	$26,445,035
Rajesh K. Gupta	$824,050,223	$29,398,761
Lynn M. Jenkins	$824,935,789	$28,513,195
Gary C. Meltzer	$827,136,882	$26,312,102

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Growth Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93182 2309

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Chris H. Cheesman, Lynn M. Jenkins, Barry Fink and Gary Meltzer are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2022: $18,880
FY 2023: $19,140

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2022: $2,285,611
FY 2023: $243,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Growth Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	September 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	September 28, 2023

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	September 28, 2023